Intangible Assets, Net - Schedule of Expected Future Amortization Expense of Intangible Assets (Detail) - Claims Cost Recovery Rights [Member] - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Finite Lived Intangible Assets Future Amortization Expense [Line Items]
2024	$ 483,972
2025	483,919
2026	483,919
2027	483,919
2028	483,919
Thereafter	713,148
Total	$ 3,132,796	$ 3,363,156